UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 12, 2011 (August 1, 2011)
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 — Completion of Acquisition or Disposition of Assets
Item 8.01—Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURES

Item 2.01 — Completion of Acquisition or Disposition of Assets.
     On August 4, 2011, Cumulus Media Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of the purchase of the remaining equity interests of Cumulus Media Partners, LLC (“CMP”) that the Company did not already own. The Company is filing this amendment on Form 8-K/A (Amendment No. 1) to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and incorporated by reference into Exhibits 99.1 and 99.2, respectively, to this Report.
Item 8.01 — Other Events.
     On August 5, 2011, the Company’s Registration Statement on Form S-4 (Reg. No. 333-175477) (the “Registration Statement”) relating to the Company’s pending acquisition of Citadel Broadcasting Corporation (“Citadel”) was declared effective by the Securities and Exchange Commission (the “SEC”). The Registration Statement included certain historical financial information relating to Citadel, which information was required by the rules and regulations of the SEC to be included therein. The following financial information relating to Citadel that was included in the Registration Statement is hereby incorporated by reference into this Report:
          (1) The audited financial statements of Citadel as of December 31, 2010 (Successor) and 2009 (Predecessor), and for each of the periods from June 1, 2010 to December 31, 2010 (Successor), January 1, 2010 to May 31, 2010 (Predecessor), and the years ended December 31, 2009 and 2008 (Predecessor), and the related report of Deloitte & Touche LLP with respect thereto incorporated by reference into Exhibit 99.3 to this Report; and
          (2) The unaudited consolidated condensed financial statements of Citadel as of March 31, 2011 (Successor) and December 31, 2010 (Predecessor), and for the three month periods ended March 31, 2011 (Successor) and March 31, 2010 (Predecessor) incorporated by reference into Exhibit 99.4 to this Report.
Item 9.01 — Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          (1) The audited financial statements of CMP as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the related report of PricewaterhouseCoopers LLC with respect thereto are incorporated by reference into Exhibit 99.1 to this Report.
          (2) The unaudited condensed consolidated financial statements of CMP as of March 31, 2011 and December 31, 2010, and for the three month periods ended March 31, 2011 and 2010 are incorporated by reference into Exhibit 99.2 to this Report.
     (b) Pro Forma Financial Information
          The unaudited pro forma condensed consolidated financial information as of March 31, 2011 and for the three month period ended March 31, 2011 and the year ended December 31, 2010, is incorporated by reference into Exhibit 99.5 to this Report.

     (d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

99.1	The audited financial statements of CMP as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the related report of PricewaterhouseCoopers LLC with respect thereto (incorporated by reference to pages F-16 through F-44 of Amendment No. 1 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-175477) filed on August 5, 2011).

99.2	The unaudited condensed consolidated financial statements of CMP as of March 31, 2011 and December 31, 2010, and for the three month periods ended March 31, 2011 and 2010 (incorporated by referenced to pages F-2 through F-15 of Amendment No. 1 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-175477) filed on August 5, 2011).

99.3	The audited financial statements of Citadel as of December 31, 2010 (Successor) and 2009 (Predecessor), and for each of the periods from June 1, 2010 to December 31, 2010 (Successor), January 1, 2010 to May 31, 2010 (Predecessor), and the years ended December 31, 2009 and 2008 (Predecessor), and the related report of Deloitte & Touche LLP with respect thereto (incorporated by reference from Citadel’s Annual Report on Form 10-K for the year ended December 31, 2010 (File No. 001-31740) filed on March 30, 2011).

99.4	The unaudited consolidated condensed financial statements of Citadel as of March 31, 2011 (Successor) and December 31, 2010 (Predecessor), and for the three month periods ended March 31, 2011 (Successor) and March 31, 2010 (Predecessor) (incorporated by reference from Citadel’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011 (File No. 001-31740) filed on May 13, 2011).

99.5	The unaudited pro forma condensed consolidated financial information as of March 31, 2011 and for the three month period ended March 31, 2011 and the year ended December 31, 2010 (incorporated by reference to pages P-1 through P-30 of Amendment No. 1 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-175477) filed on August 5, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ J.P. Hannan
	Name:	J.P. Hannan
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: August 12, 2011